[LOGO OF LINCOLN CHOICEPLUS ACCESS(SM)]                   Lincoln Life & Annuity
                                                             Company of New York
                                                  Home office Syracuse, New York

               Applicants signing in New York must use this form.
                                ChoicePlus Access
                          Variable Annuity Application
================================================================================

Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

--------------------------------------------------------------------------------
1a  Contract Owner
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Full legal name or trust name*

--------------------------------------------------------------------------------
Street address

--------------------------------------------------------------------------------
City                                               State            ZIP

--------------------------------------------------------------------------------
Trustee name*

Social Security number/TIN      [_][_][_]-[_][_]-[_][_][_][_]

Date of birth  [_][_] [_][_] [_][_]                      [_] Male   [_] Female
                Month   Day   Year

Home telephone number    [_][_][_] [_][_][_]-[_][_][_][_]

Date of trust*      [_][_] [_][_] [_][_]                   Is trust revocable?*
                     Month  Day    Year                    [_] Yes   [_] No

*This information is required for trusts.

Note: Maximum age of Contract Owner is 89.

--------------------------------------------------------------------------------
1b Joint Contract Owner
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Full legal name

Social Security number   [_][_][_]-[_][_]-[_][_][_][_]

Date of birth  [_][_] [_][_] [_][_]                    [_] Male   [_] Female
               Month    Day   Year
                                                       [_] Spouse [_] Non-Spouse

Note: Maximum age of Joint Contract Owner is 89.

--------------------------------------------------------------------------------
2a  Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Full legal name

--------------------------------------------------------------------------------
Street address

--------------------------------------------------------------------------------
City                                               State            ZIP

Social Security number      [_][_][_]-[_][_]-[_][_][_][_]

Date of birth  [_][_] [_][_] [_][_]                      [_] Male   [_] Female
                Month   Day   Year

Home telephone number    [_][_][_] [_][_][_]-[_][_][_][_]

Note: Maximum age of Contract Owner is 89.

--------------------------------------------------------------------------------
2b Contingent Annuitant
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Full legal name

Social Security number   [_][_][_]-[_][_]-[_][_][_][_]

Note: Maximum age of Annuitant is 89.

--------------------------------------------------------------------------------
3 Beneficiary(ies) Of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)
--------------------------------------------------------------------------------

                                                                                                              %
----------------------------------------------------------  -----------------------------   -------        ----
Full legal name or trust name*  [_] Primary [_] Contingent  Relationship to Contract Owner  SSN/TIN
                                                                                                              %
----------------------------------------------------------  -----------------------------   -------        ----
Full legal name or trust name*  [_] Primary [_] Contingent  Relationship to Contract Owner  SSN/TIN
                                                                                                              %
----------------------------------------------------------  -----------------------------   -------        ----
Full legal name or trust name*  [_] Primary [_] Contingent  Relationship to Contract Owner  SSN/TIN

----------------------------------------------------------
Trustee name*

Date of trust*   [_][_] [_][_] [_][_]             Is trust revocable?*
                  Month   Day   Year                [_] Yes   [_] No

  *This information is required for trusts.

To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953CP-NY).

--------------------------------------------------------------------------------
4    Type Of Lincoln ChoicePlus(SM) Variable Annuity Contract
--------------------------------------------------------------------------------

Nonqualified: [_] Initial Contribution OR  [_] 1035 Exchange

Tax-Qualified (must
 complete plan type):  [_] Initial Contribution, Tax Year ______  OR
                       [_] Transfer  OR  [_] Rollover


Plan Type (check one): [_] Roth IRA [_] Traditional IRA

Form 29365-AccessNY4/00              Page 1                               CP-APP

--------------------------------------------------------------------------------
5a   Allocation (This section must be completed.)
--------------------------------------------------------------------------------

Initial minimum:     $25,000

Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Money Market Fund pending instructions from the contract owner.

Total initial contribution amount $
                                   --------------------------------------

Total DCA amount                  $
                                   --------------------------------------
                                       (enter amount in Section 5b)

Remaining amount to be allocated  $
                                   --------------------------------------


INTO THE FUND(S) BELOW
Use whole percentages

            %    Delaware Emerging Markets Series
------------
            %    Delaware Growth & Income Series
------------
            %    Delaware High Yield Series
------------
            %    Delaware REIT Series
------------
            %    Delaware Select Growth Series
------------
            %    Delaware Small Cap Value Series
------------
            %    Delaware Social Awareness Series
------------
            %    Delaware Trend Series
------------
            %    AIM V.I. Capital Appreciation Fund
------------
            %    AIM V.I. Growth Fund
------------
            %    AIM V.I. International Fund
------------
            %    AIM V.I. Value Fund
------------
            %    Alliance Growth Portfolio
------------
            %    Alliance Growth & Income Portfolio
------------
            %    Alliance Premier Growth Portfolio
------------
            %    Alliance Technology Portfolio
------------
            %    American Funds Global Small Cap Fund
------------
            %    American Funds Growth Fund
------------
            %    American Funds Growth-Income Fund
------------
            %    American Funds International Fund
------------
            %    Deutsche VIT Equity 500 Index Fund
------------
            %    Fidelity VIP Equity Income Portfolio
------------
            %    Fidelity VIP Growth Portfolio
------------
            %    Fidelity VIP Overseas Portfolio
------------
            %    Fidelity VIP III Growth Opportunities Portfolio
------------
            %    Franklin Templeton Growth Securities Fund
------------
            %    Franklin Templeton International Securities Fund
------------
            %    Franklin Templeton Mutual Shares Securities Fund
------------
            %    Franklin Templeton Small Cap Securities Fund
------------
            %    Liberty Newport Tiger Fund
------------
            %    Lincoln National Bond Fund
------------
            %    Lincoln National Money Market Fund
------------
            %    MFS Emerging Growth Series
------------
            %    MFS Research Series
------------
            %    MFS Total Return Series
------------
            %    MFS Utilities Series
------------
                 Fixed Account:                           %    5 years
                                              ------------
                             %    1 year                  %    7 years
                 ------------                 ------------
                             %    3 years                 %    10 years
                 ------------                 ------------

            %    Total (must = 100%)
============

--------------------------------------------------------------------------------
5b   Dollar Cost Averaging (Complete only if electing DCA.)
--------------------------------------------------------------------------------
$2,000 minimum required.

Total amount to DCA:                                        $
                                                             -------------------
          OR

MONTHLY amount to DCA:                                      $
                                                             -------------------


OVER THE FOLLOWING PERIOD:
                                                             -------------------
                                                                 MONTHS (6-60)

FROM THE FOLLOWING HOLDING ACCOUNT (check one):
[_] DCA Fixed Account
[_] Delaware High Yield Series*                      *The DCA holding account
[_] Lincoln National Money Market Fund*              and the DCA fund elected
[_] Lincoln National Bond Fund*                      cannot be the same.

INTO THE FUND(S) BELOW
Use whole percentages

             %   Delaware Emerging Markets Series
------------
             %   Delaware Growth & Income Series
------------
             %   Delaware High Yield Series*
------------
             %   Delaware REIT Series
------------
             %   Delaware Select Growth Series
------------
             %   Delaware Small Cap Value Series
------------
             %   Delaware Social Awareness Series
------------
             %   Delaware Trend Series
------------
             %   AIM V.I. Capital Appreciation Fund
------------
             %   AIM V.I. Growth Fund
------------
             %   AIM V.I. International Fund
------------
             %   AIM V.I. Value Fund
------------
             %   Alliance Growth Portfolio
------------
             %   Alliance Growth & Income Portfolio
------------
             %   Alliance Premier Growth Portfolio
------------
             %   Alliance Technology Portfolio
------------
             %   American Funds Global Small Cap Fund
------------
             %   American Funds Growth Fund
------------
             %   American Funds Growth-Income Fund
------------
             %   American Funds International Fund
------------
             %   Deutsche VIT Equity 500 Index Fund
------------
             %   Fidelity VIP Equity Income Portfolio
------------
             %   Fidelity VIP Growth Portfolio
------------
             %   Fidelity VIP Overseas Portfolio
------------
             %   Fidelity VIP III Growth Opportunities Portfolio
------------
             %   Franklin Templeton Growth Securities Fund
------------
             %   Franklin Templeton International Securities Fund
------------
             %   Franklin Templeton Mutual Shares Securities Fund
------------
             %   Franklin Templeton Small Cap Securities Fund
------------
             %   Liberty Newport Tiger Fund
------------
             %   Lincoln National Bond Fund
------------
             %   Lincoln National Money Market Fund
------------
             %   MFS Emerging Growth Series
------------
             %   MFS Research Series
------------
             %   MFS Total Return Series
------------
             %   MFS Utilities Series
------------
             %   Total (must = 100%)
============

Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.

--------------------------------------------------------------------------------
5c   Cross-Reinvestment Or Portfolio Rebalancing
--------------------------------------------------------------------------------

To elect either of these options, please complete the Cross-Reinvestment form (28051CP-NY) or the Portfolio Rebalancing form (28887CP-NY).

--------------------------------------------------------------------------------
6    Death Benefit Option
--------------------------------------------------------------------------------

[_] I/We hereby elect the 5% Step-Up* death benefit option. I/We understand that if this benefit is not elected, my/our death benefit will be the Enhanced Guaranteed Minimum Death Benefit.

* The 5% Step-Up option may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 80.

--------------------------------------------------------------------------------
7    Automatic Withdrawals
--------------------------------------------------------------------------------

[_] Please provide me with automatic withdrawals totaling ________ % of total contract value or $ ___________________ payable as follows:
                          ($50 minimum)

[_] Monthly   [_] Quarterly   [_] Semiannually   [_] Annually

Begin withdrawals in    [_][_]  [_][_]
                        Month    Year
--------------------------------------------------------------------------------
Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%.

ELECT ONE:  [_] Do withhold taxes
                Amount to be withheld    $___________________  OR  _________ %
            [_] Do not withhold taxes

ELECT ONE:  [_] Send check to address of record
                              OR
            [_] Send check to the following alternate address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            [_] Direct deposit
                For direct deposit into your bank account, the Electronic Fund Transfer Authorization form (27326CP-NY) must be completed and submitted with a voided check or a savings deposit slip.

--------------------------------------------------------------------------------
8    Automatic Bank Draft
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Print account holder name(s) EXACTLY as shown on bank records

                                                            ATTACH VOIDED CHECK

--------------------------------------------------------------------------------
Bank name                                        ABA number

--------------------------------------------------------------------------------
Bank street address           City               State           ZIP

Automatic bank draft start date: [_][_]      [_][_]     [_][_]
                                 Month     Day (1-28)    Year

                                              $
---------------------------------------       ----------------------------------
Checking account number                       Monthly amount

I/We hereby request and authorize you to pay and charge to my/our accounts, checks or electronic fund transfer debits processed by and payable to the order of Lincoln Life & Annuity Company of New York, Servicing Office - P.O. Box 7866, Fort Wayne, IN 46801-7866, provided there are sufficient collected funds in said account to pay the same upon presentation. It will not be necessary for any officer or employee of Lincoln Life & Annuity Company of New York to sign such checks. I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us. This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit. I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.

--------------------------------------------------------------------------------
9 Replacement Will the proposed contract replace any existing annuity of the insurance contract?
--------------------------------------------------------------------------------

ELECT ONE:  [_] No   [_] Yes      If yes, complete the 1035 Exchange or
                                  Qualified Retirement Account Transfer form.
(Attach a state replacement form.)


--------------------------------------------------------------------------------
Company name

--------------------------------------------------------------------------------
Plan name                                                   Year issued


--------------------------------------------------------------------------------
10   Signatures
--------------------------------------------------------------------------------

All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Lincoln ChoicePlus(SM) Access and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to a market value adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.


--------------------------------------------------------------------------------
  Signed at (city)                State
                                               Date    [_][_] [_][_] [_][_]
                                                        Month  Day    Year


--------------------------------  ----------------------------------------------
  Signature of Contract Owner     Joint Contract Owner (if applicable)

--------------------------------------------------------------------------------
  Signed at (city)                State
                                               Date    [_][_] [_][_] [_][_]
                                                        Month  Day    Year


--------------------------------------------------------------------------------
Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

================================================================================
             FINANCIAL ADVISER MUST COMPLETE REVERSE SIDE (PAGE 5)
================================================================================

THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR FINANCIAL ADVISER. Please type or print.

--------------------------------------------------------------------------------
11 Insurance In Force Will the proposed contract replace any existing annuity or life insurance contract?
--------------------------------------------------------------------------------

ELECT ONE:  [_] No   [_] Yes       If yes, please list the insurance in force on
                                   the life of the proposed Contract Owner(s) and Annuitant(s):
(Attach a state replacement form.)

                                                             $
--------------------------------------------------------------------------------
Company name                               Year issued       Amount


--------------------------------------------------------------------------------
12   Additional Remarks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
13 Dealer Information
--------------------------------------------------------------------------------
Option: [_] 1 [_] 2    Note: Licensing appointment with Lincoln Life &
                       Annuity Company of New York is required for this application to be processed. If more than one representative, please indicate names and percentages in
                       Section 12.


--------------------------------------------------------------------------------
Registered representative's name (print as it appears on NASD licensing)


Registered representative's telephone number    [_][_][_] [_][_][_]-[_][_][_][_]


--------------------------------------------------------------------------------
Client account number at dealer (if applicable)

Registered representative's SSN                 [_][_][_]-[_][_]-[_][_][_][_]


--------------------------------------------------------------------------------
Dealer's name

--------------------------------------------------------------------------------
Branch address                  City                         State        ZIP

--------------------------------------------------------------------------------
Branch number                   Representative number

[_] CHECK IF BROKER CHANGE OF ADDRESS

--------------------------------------------------------------------------------
14   Representative's Signature
--------------------------------------------------------------------------------

The representative hereby certifies that he/she witnessed the signature(s) in section 10 and that all information contained in this application is true to the best of his/her knowledge and belief.


--------------------------------------------------------------------------------
Signature

Send completed application -- with a check made payable to Lincoln Life & Annuity Company of New York -- to your investment dealer's home office or to:

[LOGO OF LINCOLN CHOICEPLUS ACCESS(R)]

                                              By Express Mail:
Lincoln Life & Annuity Company of New York    Lincoln Life & Annuity Company of New York
Servicing Office - P.O. Box 7866              Attention: ChoicePlus Operations
Fort Wayne, IN 46801-7866                     1300 South Clinton Street
                                              Fort Wayne, IN  46802

If you have any questions regarding this application, please call Lincoln Life & Annuity Company of New York at 888 868-2583.